UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

(a)          Duke Energy Corporation (“Duke Energy” or the “Corporation”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 5, 2011.

(b)         At the Annual Meeting, shareholders elected all 11 of the directors nominated by the Board of Directors and ratified the appointment of Deloitte & Touche LLP as the Corporation’s independent public accountant for 2011.  Each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below.  The shareholders approved, by a non-binding, advisory vote, the executive compensation of the Corporation’s named executive officers, and also recommended, by a non-binding, advisory vote, an annual advisory vote regarding executive compensation.  Three shareholder proposals presented at the meeting were not approved.  For more information on the proposals, see Duke Energy’s proxy statement dated March 17, 2011.  Set forth below are the final voting results for each of the proposals.

•                  Election of Director Nominees

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
William Barnet, III	738,133,126	13,782,742	—	369,444,567

G. Alex Bernhardt, Sr.	735,268,103	16,647,765	—	369,444,567
Michael G. Browning	734,876,323	17,039,545	—	369,444,567
Daniel R. DiMicco	737,694,584	14,221,284	—	369,444,567
John H. Forsgren	737,984,561	13,931,307	—	369,444,567
Ann Maynard Gray	734,291,683	17,624,185	—	369,444,567
James H. Hance, Jr.	682,518,180	69,397,688	—	369,444,567
E. James Reinsch	738,263,712	13,652,156	—	369,444,567
James T. Rhodes	738,887,114	13,028,754	—	369,444,567
James E. Rogers	716,667,477	35,248,391	—	369,444,567
Philip R. Sharp	737,793,426	14,122,442	—	369,444,567

•                  Proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountant for 2011

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,100,580,811	15,620,342	5,159,282	0

•                  Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
703,560,496	41,269,522	7,085,850	369,444,567

•                  Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Abstentions

565,290,555	12,068,885	166,969,889	7,586,539

•                  Shareholder proposal relating to preparation of a report on Duke Energy’s global warming-related lobbying activities

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,192,794	624,521,525	84,201,549	369,444,567

•                  Shareholder proposal regarding the issuance of a report on the financial risks of continued reliance on coal

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,567,429	610,053,517	85,294,922	369,444,567

•                  Shareholder Proposal regarding an amendment to our organizational documents to require majority voting for the election of directors

Votes For	Votes Against	Abstentions	Broker Non-Votes
277,977,161	458,027,575	15,911,132	369,444,567

(c)          Not applicable.

(d)         Based upon the results set forth above for the advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors has determined that future advisory votes on executive compensation will be submitted to shareholders on an annual basis.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 10, 2011	By:	/s/ Marc E. Manly

	Name:	Marc E. Manly

	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

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